Share-Based Compensation - SARs fair value (Details) - SARs	Apr. 01, 2019 USD ($) Y
Share-Based Compensation
Grant date share closing price	$ 17.79
Exercise price	$ 17.79
Expected volatility (as a percent)	45.03%
Expected term (Years) | Y	6
Risk-free interest rate for the period similar to the expected term	2.35%